UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019

(Exact Name of Registrant as Specified in Charter)

OHIO	001-11302	34-6542451
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 2(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $1 par value	KEY	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, at the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of KeyCorp (the “Company”) held on May 23, 2019, shareholders of the Company approved the Company’s 2019 Equity Compensation Plan (the “Plan”). The Plan provides the Company with the ability to offer equity-based compensation to its employees and non-employee directors in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, dividend equivalents, and other awards. These awards are designed to advance the interests and long-term success of the Company and its shareholders by providing equity-based incentives for effective service and high levels of performance by Plan participants.

A description of the material terms of the Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2019. In addition, the foregoing description of the Plan is qualified in its entirety by reference to the full text of such plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Incorporation

As noted in Item 5.07 below, at the Annual Meeting, shareholders of the Company approved a proposal to amend the Company’s Second Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized common shares of the Company from 1,400,000,000 to 2,100,000,000. On May 23, 2019, the Company filed a Certificate of Amendment to its Second Amended and Restated Articles of Incorporation, as amended, with the Secretary of State of the State of Ohio to implement such amendment. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on May 23, 2019, the Company’s Board of Directors (the “Board”) approved the consolidation of the existing Second Amended and Restated Articles of Incorporation and the amendments thereto into the Third Amended and Restated Articles of Incorporation, which was filed by the Company with the Secretary of State of the State of Ohio on the same date and immediately following the Company’s filing of the amendment described in the foregoing paragraph. A copy of the Third Amended and Restated Articles of Incorporation is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Regulations

As noted in Item 5.07 below, at the Annual Meeting, shareholders of the Company approved a proposal to amend the Company’s Second Amended and Restated Regulations (as the same may be amended from time to time, the “Regulations”) to authorize the Company’s Board to amend, repeal or alter the Regulations or adopt new regulations, to the extent permitted by the Ohio General Corporation Law. This amendment to the Regulations took effect immediately upon approval at the Annual Meeting.

Following the Annual Meeting, on May 23, 2019, the Board approved various amendments to the Regulations, which took effect immediately. The amendments to the Regulations implement proxy access and make certain other changes, as described below. The description of the amendments to the Regulations is qualified in its entirety by reference to the Regulations, a copy of which (marked to show changes) is attached hereto as Exhibit 3.3 and incorporated herein by reference.

•

A new Section 10 has been added to Article I of the Regulations to permit a shareholder, or group of up to 20 shareholders, owning at least 3% of the Company’s outstanding stock entitled to vote generally in the election of directors continuously for at least three years, to nominate and include in the Company’s proxy materials for an annual meeting of shareholders, director nominees constituting 20% of the Board or two directors (whichever is greater), provided that the shareholder(s) and the director nominee(s) satisfy the requirements specified in the Regulations.

•

The advance notice provisions on shareholder nominations and the proposal of other business have been combined into a single provision, which appears in Section 9 of Article I of the Regulations, and have been updated to (i) accommodate the adoption of proxy access, (ii) add more customary advance notice deadlines, (iii) establish advance notice provisions for special meetings of shareholders, (iv) expand the scope of the disclosures required in a shareholder notice, and (v) include certain defined terms and make certain other minor administrative, clarifying and conforming changes. Among other things, the amendments require that the notice include information, as of the date of the notice and the record date for the meeting, about: (1) directors, executives, managing members and other “control persons” of a shareholder, if the shareholder submitting the nomination or proposal is an entity; and (2) derivative positions and other agreements, arrangements and understandings that have the effect or intent of impacting a shareholder’s (or control person’s) economic or voting interests with respect to the Company’s stock.

•

A new Section 8 was added to Article I of the Regulations to require all director nominees, including all advance notice and proxy access nominees, in connection with being nominated, to provide the Company with certain information, including completed and signed questionnaires required of the Company’s directors, and to make representations to the Company regarding certain matters including disclosure of voting agreements and third-party compensation, and compliance with Company policies.

•

Section 3 of Article I of the Regulations was updated to provide that a shareholder request to call a special meeting must specify the purpose of the meeting and include all of the information required to be included in a shareholder notice with respect to an annual meeting submitted under the advance notice provisions of the Regulations.

•	Section 7 of Article I of the Regulations was amended to reflect that the Board and the Chairperson of the Board have authority to establish rules on the conduct of shareholder meetings.

•	Finally, the amendments also include immaterial modifications intended to remove legacy provisions and to provide clarification and consistency.

As a result of the amendments to the Regulations, any shareholder who wishes to nominate a person for election to the Board or propose other business for consideration at the 2020 Annual Meeting of Shareholders under the advance notice provisions must deliver a notice under Section 9(a) of Article I of the Regulations, and the notice must be received by our Secretary not later than the close of business on the 90th day and not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. Any shareholder who wishes to nominate a person for election to the Board at the 2020 Annual Meeting of Shareholders under the proxy access provisions must deliver a notice of the nomination under Section 10(c) of Article I of the Regulations, and the notice must be received by our Secretary not later than the close of business on the 120th day and not earlier than the close of business on the 150th day prior to the first anniversary of the date (as stated in the Company’s proxy materials) that the definitive proxy statement was first released to shareholders in connection with the preceding year’s annual meeting of shareholders. Limited exceptions apply to both the advance notice and proxy access deadlines if the date of the annual meeting is changed by more than 30 days from the anniversary date of the preceding year’s annual meeting.

Therefore, assuming the date of the Company’s 2020 Annual Meeting of Shareholders is not so changed, then with respect to the 2020 Annual Meeting, (1) notice under the advance notice provisions of the Regulations must be received not later than 6:00 p.m. (local time at the Company’s corporate headquarters) on February 23, 2020, and not earlier than 6:00 p.m. on January 24, 2020, and (2) notice under the proxy access provisions of the Regulations must be received not later than 6:00 p.m. on December 10, 2019, and not earlier than 6:00 p.m. on November 10, 2019. In each case, the notice must be received by our Secretary at the Company’s corporate headquarters at 127 Public Square, Cleveland, Ohio 44114, and the notice must comply with the applicable requirements of the Regulations.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, shareholders elected all fourteen of the directors nominated by the Company’s Board. Each director received a greater number of votes cast for his or her election than votes against his or her election, as stated below. The shareholders also ratified the appointment of Ernst & Young LLP as KeyCorp’s independent auditor for 2019, approved on an advisory basis KeyCorp’s executive compensation as described in the Company’s 2019 proxy statement, approved KeyCorp’s 2019 Equity Compensation Plan, approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized common shares, and authorized the Board to make future amendments to KeyCorp’s Regulations. The final voting results from the meeting are as follows:

Proposal One—Election of Directors

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Bruce D. Broussard	789,410,389	5,883,395	2,096,139	104,056,330
Charles P. Cooley	791,961,053	3,356,414	2,083,521	104,056,330
Gary M. Crosby	790,991,427	4,419,895	1,989,666	104,056,330
Alexander M. Cutler	753,036,429	42,080,889	2,272,606	104,056,330
H. James Dallas	771,635,521	23,698,809	2,066,656	104,056,330
Elizabeth R. Gile	791,836,061	3,527,335	2,037,591	104,056,330
Ruth Ann M. Gillis	792,109,579	3,296,070	1,984,274	104,056,330
William G. Gisel, Jr.	786,007,237	9,347,937	2,045,813	104,056,330
Carlton L. Highsmith	792,066,670	3,434,147	1,900,170	104,056,330
Richard J. Hipple	791,937,307	3,431,973	2,020,643	104,056,330
Kristen L. Manos	791,895,381	3,534,735	1,970,871	104,056,330
Beth E. Mooney	759,741,840	29,900,952	7,758,194	104,056,330
Barbara R. Snyder	789,331,333	6,140,817	1,917,773	104,056,330
David K. Wilson	792,340,266	2,905,392	2,155,329	104,056,330

Proposal Two—Ratification of the Appointment of Ernst & Young LLP as KeyCorp’s Independent Auditors for 2019

FOR	AGAINST	ABSTAIN
875,139,887	24,538,952	1,778,478

Proposal Three—Advisory Approval of KeyCorp’s Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
725,067,105	68,396,987	3,936,896	104,056,330

Proposal Four—Approval of KeyCorp’s 2019 Equity Compensation Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
741,584,082	53,358,868	2,458,037	104,056,330

Proposal Five—Approval of Amendment to KeyCorp’s Articles of Incorporation to Increase the Number of Authorized Common Shares

FOR	AGAINST	ABSTAIN
864,308,805	34,915,293	2,233,219

Proposal Six—Authorize Board of Directors to Make Future Amendments to KeyCorp’s Regulations

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
768,797,888	25,968,716	2,634,384	104,056,330

Item 8.01	Other Events.

On May 23, 2019, the Company issued a press release announcing the voting results of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

3.1	Certificate of Amendment to Second Amended and Restated Articles of Incorporation, filed May 23, 2019.

3.2	Third Amended and Restated Articles of Incorporation, effective May 23, 2019.

3.3	Third Amended and Restated Regulations, effective May 23, 2019 (marked copy).

10.1	2019 Equity Compensation Plan.

10.2	Form of Stock Option Award Agreement under KeyCorp 2019 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.1 to Registrant’s Registration Statement on Form S-8 filed on May 23, 2019, File No. 333-231689).

10.3	Form of Performance Shares Award Agreement under KeyCorp 2019 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.2 to Registrant’s Registration Statement on Form S-8 filed on May 23, 2019, File No. 333-231689).

10.4	Form of Restricted Stock Unit Award Agreement under KeyCorp 2019 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.3 to Registrant’s Registration Statement on Form S-8 filed on May 23, 2019, File No. 333-231689).

10.5	Form of New Hire/Retention Award Agreement under KeyCorp 2019 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.4 to Registrant’s Registration Statement on Form S-8 filed on May 23, 2019, File No. 333-231689).

99.1	Press Release dated May 23, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KeyCorp

Date: May 24, 2019

	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Assistant Secretary